UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

955 Chesterbrook Boulevard, Suite 110

Chesterbrook, PA 19087

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On March 31, 2022, Trevena, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2021 and provided an overview of its 2021 and 2022 year-to-date operational highlights. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The information under this caption and contained in the press release attached hereto as Exhibit 99.1 is furnished by the Company in accordance with Securities Exchange Commission Release No. 33-8216. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this Current Report, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure

On March 31, 2022, the Company updated its website to include an updated corporate presentation deck. A copy of the updated corporate presentation deck is attached hereto as Exhibit 99.2.

The information set forth on this Item 7.01 and furnished hereto as Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date of this Current Report, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)      Exhibits

Number	Description
99.1	Press Release dated March 31, 2022
99.2	Updated Corporate Presentation Deck dated March 31, 2022
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: March 31, 2022	By:	/s/ Barry Shin
Barry Shin
Senior Vice President & Chief Financial Officer